EXHIBIT 31.1
PRINCIPAL EXECUTIVE OFFICER
CERTIFICATION
PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)
I, E. Nelson Mills, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Wells Real Estate Investment Trust II, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated:	April 17, 2012	By:	/s/ E. Nelson Mills
E. Nelson Mills
Principal Executive Officer